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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K


                  CURRENT REPORT PURSUANT TO SECTION 13 or 15(D) OF
                       THE SECURITIES AND EXCHANGE ACT OF 1934


                         Date of Report:   December 23, 1996


                              JACOR COMMUNICATIONS, INC.


                                       DELAWARE
                    (State or Other Jurisdiction of Incorporation)


       0-12404                                             31-0978313
(Commission File No.)                          (IRS Employer Identification No.)


                            50 East RiverCenter Boulevard
                                      12th Floor
                                 Covington, KY 41011
                                    (606) 655-2276

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Item 5.   Other Events

    In December 1996, in addition to its previously announced acquisitions and exchanges, Citicasters Co. (the "Company"), an indirect wholly-owned subsidiary of Jacor Communications, Inc., entered into a binding exchange agreement with American Radio Systems ("ARS") whereby the Company will exchange the assets of radio station WKRQ-FM in Cincinnati, Ohio for the assets of three ARS radio stations in Rochester, New York, WHAM-AM, WHTK-AM and WVOR-FM. ARS has also agreed to assign to the Company ARS's option to acquire the assets of radio station WNVE-FM in Rochester. These transactions are subject to various conditions, including regulatory approval.

Item 7.   Financial Statements and Exhibits

(c) Exhibits

99.1     Press Release dated December 27, 1996.

Signatures

    Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JACOR COMMUNICATIONS, INC.



Dated:   January 9, 1997               By:/s/R. Christopher Weber
                                          -------------------------------------
                                          R. Christopher Weber, Senior Vice
                                          President and Chief Financial Officer


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